                               RS INVESTMENT TRUST

                              PROSPECTUS SUPPLEMENT
                         TO PROSPECTUS DATED MAY 1, 2003

YOUR INVESTMENT

EXPENSE LIMITATION. The information regarding RS MIDCAP OPPORTUNITIES FUND, RS VALUE + GROWTH FUND, RS CONTRARIAN VALUE FUND, and RS PARTNERS FUND in the table entitled "Fees and Expenses" on page 33 of the Prospectus is revised to read as follows:

                                                    RS MIDCAP                             RS             RS
                                                  OPPORTUNITIES      RS VALUE +       CONTRARIAN      PARTNERS
                                                      FUND           GROWTH FUND      VALUE FUND        FUND
Management Fees                                       1.00%             1.00%           1.00%           1.00%(2)
Distribution (12b-1) Fees                             0.25%             0.25%           0.25%           0.25%
Other Expenses                                        0.42%             0.42%           0.49%           0.54%
                                                ----------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.67%             1.67%           1.74%           1.79%(2)
Fee Waiver(1)                                         0.05%             0.05%           0.07%           0.09%
                                                ----------------------------------------------------------------
Expense Limitation(1)                                 0.13%             0.13%           0.18%           0.21%
                                                ----------------------------------------------------------------
Net Expenses(1)                                       1.49%             1.49%           1.49%           1.49%(2)

(1) Net Expenses show the effect of a fee waiver and an expense limitation. The fee waiver is imposed pursuant to a subadministration and accounting services agreement between the Trust and PFPC, Inc. The fee waiver will apply in the current fiscal year and is expected to continue to apply in subsequent periods. The expense limitation is imposed pursuant to a written agreement between the Trust and RS Investments in effect through April 30, 2004.

(2) Management Fees, Total Annual Fund Operating Expenses and Net Expenses have been restated to reflect a reduction in the management fees paid by RS Partners Fund from 1.25% to 1.00%.

The information regarding RS MIDCAP OPPORTUNITIES FUND, RS VALUE + GROWTH FUND, RS CONTRARIAN VALUE FUND, and RS PARTNERS FUND in the table entitled "Example of Annual Fund Operating Expenses" on page 34 of the Prospectus is revised to read as follows:

                          1 YEAR           3 YEARS          5 YEARS            10 YEARS
RS MidCap Opportunities    $152             $509              $889              $1955
Fund

RS Value + Growth Fund     $152             $509              $889              $1955

RS Contrarian Value Fund   $152             $523              $919              $2024

RS Partners Fund           $152             $534              $940              $2073

September 9, 2003